SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2003

AMERICAN PHARMACEUTICAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31781	68-0389419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11777 San Vicente Boulevard, Suite 550, Los Angeles, California	90049
(Address of principal executive offices)	(Zip Code)

(310) 826-8505

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS.

On September 24, 2003, American Pharmaceutical Partners, Inc. (NASDAQ: APPX) issued a press release to announce the preliminary results of a Phase III clinical trial of ABRAXANE™ (ABI-007) in metastatic breast cancer, a copy of which is attached as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated September 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PHARMACEUTICAL PARTNERS, INC.

By:	/s/ NICOLE S. WILLIAMS
Nicole S. Williams
Chief Financial Officer
Date: September 25, 2003